DIRECT OPERATING COSTS	12 Months Ended
Dec. 31, 2022
Analysis of income and expense [abstract]
DIRECT OPERATING COSTS	DIRECT OPERATING COSTS
The company has no key employees or directors and does not remunerate key management personnel. Details of the allocations of costs incurred by Brookfield on behalf of the company are disclosed in Note 26. Key decision makers of the company are all employees of the ultimate parent company or its subsidiaries, which provides management services under a master services agreement with Brookfield (the “Master Services Agreement”).
Direct operating costs are costs incurred to earn revenues and include all attributable expenses. The following table presents direct operating costs by nature for the years ended December 31, 2022, 2021, and 2020:

(US$ MILLIONS)	2022	2021	2020
Inventory costs	$1,144	$1,158	$1,256
Subcontractor and consultant costs	2,863	3,358	3,532
Concession construction materials and labor costs	323	235	163
Depreciation and amortization expense	892	603	585
Compensation	3,180	2,557	2,444
Other direct costs	1,064	890	873
Total	$9,466	$8,801	$8,853
Other direct costs include freight, cost of construction expensed and expected credit loss provisions on financial assets.
Total lease expenses relating to short-term and low-value leases included in direct operating costs for the year ended December 31, 2022 were $11 million (2021: $10 million) and $8 million (2021: $8 million), respectively.